                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Energy West Incorporated for the first quarter ended September 30, 2002, I, Robert B. Mease, Assistant Vice President and Controller (principal financial officer) of Energy West Incorporated, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Quarterly Report on Form 10-Q for the first quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the first quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Energy West Incorporated.


Date: November 14, 2002                           /s/ Robert B. Mease

                                                   ----------------------------
                                                   Robert B. Mease
                                                   Assistant Vice-President and
                                                   Controller
                                                   (principal financial officer)













                                       25